Dreyfus

Premier Worldwide

Growth Fund, Inc.

ANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            18   Financial Highlights

                            23   Notes to Financial Statements

                            28   Report of Independent Auditors

                            29   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                    Worldwide Growth Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Worldwide Growth Fund, Inc., covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund' s sub-investment adviser.

When the reporting period began, much of the world was experiencing the aftermath of a global currency and credit crisis, and many of the world's central banks had lowered key short-term interest rates to stimulate economic growth. This strategy appears to have been effective. Soon after 1999 began, evidence emerged that less restrictive monetary policies had helped prevent further economic deterioration in Japan and the emerging markets of Asia, Latin
America    and    Eastern    Europe.

The prospect of better economic conditions and the start of banking reform and corporate restructuring helped Japan lead the world's stock markets higher. European markets also fared relatively well in local currency terms, but returns were generally flat for U.S. investors after adjusting for currency-related effects. The improving economic climate produced particularly good results for emerging market stocks. Stocks in Southeast Asia began to recover in 1999, showing their first signs of real strength in over a year. Latin America provided good results after concerns about Brazil's currency devaluation abated. Even selected markets in Eastern Europe performed well, despite ongoing financial problems in Russia.

We  appreciate  your  confidence over the past year, and we look forward to your
continued   participation  in  Dreyfus  Premier  Worldwide  Growth  Fund,  Inc.

Sincerely,



Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Sub-Investment Adviser

How did Dreyfus Premier Worldwide Growth Fund perform relative to its benchmark

For the 12-month period ended October 31, 1999, the fund's total return was 18.70% for Class A shares, 17.87% for Class B shares, 17.87% for Class C shares and 19.03% for Class R shares.(1) The total return of the Morgan Stanley Capital International (" MSCI" ) World Index (net dividends reinvested), the fund's benchmark, was 24.91% for the same time period.(2)

The public offering of the fund's Class T shares commenced on September 30, 1999. From September 30, 1999 through October 31, 1999, the fund produced a total return of 5.29% for Class T shares.(1)

We attribute the fund's performance to the types of stocks that supported the MSCI World Index's rise. Much of the Index's advance during the reporting period was driven by strong performance among U.S. technology companies and Asian markets. Since the Index is more heavily weighted toward U.S.-based technology stocks and Asian stocks than the fund, the Index rose more rapidly.

What is the fund's investment approach?

The fund invests primarily in large, well-established, multinational growth companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. The result is a portfolio of stocks in prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

The  fund also maintains a "buy-and-hold" investment strategy, which is based on
remaining   fully  invested  and  on  targeting  long-term  growth  rather  than
short-term    profit.    Since   we   typically   buy   and   sell    The   Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

relatively few stocks during the course of the year, we minimize investors' tax liabilities and reduce the fund' s trading costs. During the recent 12-month period, the fund maintained a portfolio turnover rate of 2.42%, well within our goal of an annual portfolio turnover rate below 15% during normal market conditions.

What other factors influenced the fund's performance?

As we mentioned earlier, a significant amount of the benchmark's strong rise was
driven   by   the   performance   of   an   extremely   narrow  group  of  U.S.
technology-related companies. While the fund benefited from owning significant positions in a few of these companies -- such as technology leaders Intel, Microsoft and Cisco Systems -- our performance relative to our benchmark suffered because the benchmark was more heavily weighted in these stocks.

A wide range of global, domestic and company-specific issues also affected the fund' s performance. During the first half of the period, global economic difficulties and weak consumer spending in many foreign markets created challenging conditions for multinational consumer products companies. During the second half of the period, rising interest rates took a toll on interest-rate-sensitive sectors, such as financials and health care. Stocks of many health care and pharmaceutical companies suffered additionally during the period due to concerns over expiring drug patents and new U.S. limits on Medicare reimbursements. Since we allocated more of the fund's assets to health care, consumer staples and financials than other sectors, these conditions hurt the fund's overall performance.

What is the fund's current strategy?

Much of the fund's performance is a result of our sector selection process, an analysis designed to identify industries which we believe will enjoy long-term growth. During the reporting period, this process led us to maintain the fund's emphasis on the health care, consumer staple and financial industries, and to de-emphasize commodi ties and basic industries. Our investment discipline also led us away from technology companies with stock prices higher than we judged to be warranted by their financial strength and growth rates.

While the performance of our health care and consumer staple holdings failed to keep pace with the MSCI World Index due to the factors described above, many holdings in these sectors performed well. The fund's top performers included pharmaceutical companies Johnson & Johnson and Swiss-based Roche Holdings, and consumer products companies Wal-Mart Stores and Christian Dior. Furthermore, despite the challenging interest-rate environment, our substantial position in financials boosted the fund's performance in that sector relative to the Index, as did our underweighting of the troubled commodities and basic industry sectors.

As of October 31, 1999, the long-term economic trends that have led us to emphasize health care, financials and consumer staples appear to remain in place. Specifically, the U.S. economy has continued to perform well. Despite rising interest rates, inflation remained low while consumer confidence remained high -- and the global economy demonstrated continuing signs of improvement. As a result, we have seen little reason to alter our asset allocation model. Nor have we observed changes in company fundamentals that might lead us to make significant changes among our individual holdings.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE CONSISTING SOLELY OF EQUITY SECURITIES. INCLUDES NET DIVIDENDS REINVESTED.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Worldwide Growth Fund, Inc. Class A shares and Class B shares with the Standard & Poor's 500 Composite Stock Price Index and the Morgan Stanley Capital International World Index

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES AND CLASS B SHARES OF DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC. ON 7/15/93 (INCEPTION
DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX AS WELL AS THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX. FOR COMPARATIVE PURPOSES, THE VALUE OF EACH INDEX ON 6/30/93 IS USED AS THE BEGINNING VALUE ON 7/15/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS C, CLASS R AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF BOTH CLASS A AND CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THIS IS THE FIRST YEAR IN WHICH COMPARATIVE PERFORMANCE IS BEING SHOWN FOR THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX, WHICH HAS BEEN SELECTED AS THE PRIMARY INDEX FOR COMPARING THE FUND'S PERFORMANCE BECAUSE THE FUND INVESTS GLOBALLY. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX WAS THE FUND'S BENCHMARK INDEX LAST YEAR. PERFORMANCE FOR THIS INDEX WILL NOT BE PROVIDED WITH THE NEXT ANNUAL REPORT, BUT IS PROVIDED HEREWITH PURSUANT TO APPLICABLE REGULATIONS.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, INCLUDING THE UNITED STATES, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE INDEX IS THE PROPERTY OF MORGAN STANLEY & CO. INCORPORATED AND INCLUDES NET DIVIDENDS REINVESTED. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

NEITHER OF THE FOREGOING INDICES TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/99


                                                               Inception                                                 From

                                                                 Date              1 Year           5 Years            Inception
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (5.75%)                                        7/15/93           11.87%            19.88%             17.62%
WITHOUT SALES CHARGE                                             7/15/93           18.70%            21.31%             18.73%

CLASS B SHARES
WITH REDEMPTION((+))                                             7/15/93           13.87%            20.22%             17.87%
WITHOUT REDEMPTION                                               7/15/93           17.87%            20.41%             17.87%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                          6/21/95           16.87%               --              20.39%
WITHOUT REDEMPTION                                               6/21/95           17.87%               --              20.39%

CLASS R SHARES                                                    3/4/96           19.03%               --              20.81%

Actual Aggregate Total Returns AS OF 10/31/99

                                                               Inception                                                From

                                                                 Date            1 Year             5 Years           Inception
-----------------------------------------------------------------------------------------------------------------------------------

Class T Shares
WITH SALES CHARGE (4.5%)                                         9/30/99             --                 --               0.54%
WITHOUT SALES CHARGE                                             9/30/99             --                 --               5.29%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

(   (+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%
AND IS REDUCED TO 0% AFTER SIX YEARS.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund





STATEMENT OF INVESTMENTS

October 31, 1999

COMMON STOCKS--97.1%                                                                            Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE-3.7%

DailmerChrysler                                                                                 392,637               30,527,527

Ford Motor                                                                                      500,000               27,437,500

                                                                                                                      57,965,027

BANKING-5.0%

BankAmerica                                                                                     168,424               10,842,295

Chase Manhattan                                                                                 210,000               18,348,750

Deutsche Bank, A.D.R.                                                                           250,000               17,937,500

Union Bank of Switzerland                                                                       110,010               32,056,133

                                                                                                                      79,184,678

BASIC MATERIALS-1.5%

Air Liquide, A.D.R.                                                                             750,000               23,156,250

BUILDING & HARDWARE-1.9%

Sony, A.D.R.                                                                                    185,000               29,553,750

CAPITAL GOODS-7.0%

AlliedSignal                                                                                    300,000               17,081,250

Boeing                                                                                          120,000                5,527,500

Emerson Electric                                                                                175,000               10,510,937

General Electric                                                                                260,000               35,246,250

Mannesmann, A.D.R.                                                                              200,000               31,600,000

Norsk Hydro, A.D.R.                                                                             150,000                5,981,250

Philips Electronics                                                                              46,000                4,781,125

                                                                                                                     110,728,312

COMMUNICATIONS-5.3%

Bell Atlantic                                                                                   170,000               11,039,375

BellSouth                                                                                       500,000               22,500,000

Embratel Participacoes, A.D.R.                                                                   30,000                  386,250

SBC Communications                                                                              500,000               25,468,750

Tele Celular Participacoes, A.D.R.                                                                3,000                   52,500

Tele Centro Oeste Celular Participacoes, A.D.R.                                                  10,000                   35,000

Tele Centro Participacoes, A.D.R.                                                                 6,000                  358,500

Tele Leste Celular Participacoes, A.D.R.                                                            600                   18,225

Tele Nordeste Celular Participacoes, A.D.R.                                                       1,500                   38,062

Tele Norte Celular Participacoes, A.D.R.                                                            600                   16,350

Tele Norte Leste Participacoes, A.D.R.                                                           30,000                  506,250



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS (CONTINUED)

Tele Sudeste Celular Participacoes, A.D.R.                                                        6,000                  120,000

Telecom Italia, A.D.R.                                                                          200,000               17,300,000

Telecomunicacoes Brasileiras, A.D.R.                                                            105,000  (a)               4,922

Telecomunicacoes Brasileiras Holders, A.D.R                                                      75,000                5,840,625

Telemig Celular Participacoes, A.D.R.                                                             1,500                   41,156

Telesp Celular Participacoes, A.D.R.                                                             12,000                  295,500

Telesp Participacoes, A.D.R.                                                                     30,000                  485,625

                                                                                                                      84,507,090

COMPUTERS-8.2%

Cisco Systems                                                                                   540,000  (a)          39,960,000

Hewlett-Packard                                                                                 275,000               20,367,187

International Business Machines                                                                 200,000               19,675,000

Microsoft                                                                                       540,000  (a)          49,983,750

                                                                                                                     129,985,937

ELECTRONICS-5.3%

Intel                                                                                         1,075,000               83,245,313

ENERGY-5.9%

BP Amoco, A.D.R.                                                                                620,000               35,805,000

Chevron                                                                                          35,000                3,195,938

Elf Aquitaine, A.D.S.                                                                           140,000               10,377,500

Exxon                                                                                           120,000                8,887,500

Mobil                                                                                            30,000                2,895,000

Royal Dutch Petroleum, A.D.R.                                                                   325,000               19,479,688

Total, Cl. B, A.D.S.                                                                            190,594               12,710,237

                                                                                                                      93,350,863

FINANCE-MISC.-6.4%

American Express                                                                                150,000               23,100,000

Associates First Capital, Cl. A                                                                 350,938               12,809,237

Citigroup                                                                                       475,000               25,709,375

Hertz, Cl. A                                                                                     60,000                2,602,500

Merrill Lynch                                                                                   100,000                7,850,000

Societe Eurafrance                                                                               30,216               18,284,028

Zurich Allied                                                                                    20,000               11,340,341

                                                                                                                     101,695,481

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FOOD & DRUGS-1.0%

Walgreen                                                                                        640,000               16,120,000

FOOD, BEVERAGE & TOBACCO-8.8%

Coca-Cola                                                                                       475,000               28,025,000

Diageo, A.D.S.                                                                                  775,000               31,484,375

Groupe Danone, A.D.R.                                                                           310,000               15,887,500

Hennessy Louis, A.D.S.                                                                          275,055               16,640,828

Nestle, A.D.R.                                                                                  240,000               23,160,000

PepsiCo                                                                                         250,000                8,671,875

Philip Morris                                                                                   625,000               15,742,188

                                                                                                                     139,611,766

HEALTH CARE-14.3%

Abbott Laboratories                                                                             325,000               13,121,875

American Home Products                                                                          380,000               19,855,000

Bristol-Myers Squibb                                                                            375,000               28,804,688

Johnson & Johnson                                                                               325,000               34,043,750

Merck                                                                                           475,000               37,792,187

Pfizer                                                                                        1,425,000               56,287,500

Roche Holdings, A.D.S.                                                                          300,000               36,037,500

                                                                                                                     225,942,500

HOUSEHOLD PRODUCTS-MISC.-4.4%

Estee Lauder, Cl. A                                                                              80,000                3,730,000

Gillette                                                                                        300,000               10,856,250

L'Oreal, A.D.R.                                                                                 250,000               33,250,000

Procter & Gamble                                                                                210,000               22,023,750

                                                                                                                      69,860,000

INSURANCE-6.4%

Assicurazioni Generali                                                                          750,000               24,233,423

Axa                                                                                             275,361               38,927,294

Berkshire Hathaway, Cl. A                                                                           325  (a)          20,767,500

Berkshire Hathaway, Cl. B                                                                            28  (a)              58,520

Marsh & McLennan                                                                                220,000               17,393,750

                                                                                                                     101,380,487

MEDIA/ENTERTAINMENT-3.4%

Disney (Walt)                                                                                    45,000                1,186,875

McDonald's                                                                                      325,000               13,406,250



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MEDIA/ENTERTAINMENT (CONTINUED)

Seagram                                                                                         480,000               23,700,000

Tricon Global Restaurants                                                                        50,000  (a)           2,009,375

Viacom, Cl. B                                                                                   300,000  (a)          13,425,000

                                                                                                                      53,727,500

PUBLISHING-3.0%

McGraw-Hill Cos.                                                                                300,000               17,887,500

News Corp, A.D.R.                                                                                12,000                  355,500

Pearson                                                                                       1,300,288               29,223,774

                                                                                                                      47,466,774

RETAIL-1.1%

Wal-Mart Stores                                                                                 300,000               17,006,250

TEXTILES-APPARREL-2.4%

Christian Dior                                                                                  200,000               35,884,968

Polo Ralph Lauren, Cl. A                                                                        150,000  (a)           2,775,000

                                                                                                                      38,659,968

UTILITIES-2.1%

Veba                                                                                            200,000               10,837,176

Vivendi                                                                                         301,875               22,928,949

                                                                                                                      33,766,125

TOTAL COMMON STOCKS

   (cost $1,220,052,355)                                                                                           1,536,914,071
-----------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS-1.3%                                                                            Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
PUBLISHING;

News Corp, A.D.S.,Cum., $.4428

   (cost $16,614,114)                                                                           750,000               20,671,875
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

CORPORATE BONDS--.0%                                                                         Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Zurich International,

2%, 3/1/2001

   (cost $4,692)                                                                                  5,000                    3,254

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--1.6%                                                                 Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   4.40%, 11/4/1999                                                                             183,000                  182,931

   4.40%, 11/12/1999                                                                         12,846,000               12,828,658

   4.48%, 12/2/1999                                                                           3,921,000                3,906,571

   4.42%, 12/9/1999                                                                           1,760,000                1,751,781

   4.35%, 12/23/1999                                                                          7,456,000                7,408,356
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS

   (cost $ 26,074,736)                                                                                                26,078,297
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,262,745,897)                                                          100.0%            1,583,667,497

LIABILITIES, LESS CASH AND RECEIVABLES                                                              .0%                (178,612)

NET ASSETS                                                                                       100.0%            1,583,488,885

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,262,745,897  1,583,667,49

Cash                                                                  2,153,316

Receivable for shares of Common Stock subscribed                      2,311,989

Dividends and interest receivable                                     2,079,313

Prepaid expenses                                                        103,802

                                                                  1,590,315,917
--------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,238,279

Due to Distributor                                                      696,116

Payable for shares of Common Stock redeemed                           4,287,896

Accrued expenses                                                        604,741

                                                                      6,827,032
-------------------------------------------------------------------------------------

NET ASSETS ($)                                                     1,583,488,885
-------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    1,261,897,277

Accumulated investment (loss)                                       (4,338,639)

Accumulated net realized gain (loss) on investments and
   foreign currency transactions                                      5,026,066

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions                 320,904,181
--------------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,583,488,885


NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                      440,513,264           937,195,003          196,831,969            8,947,595                1,054

Shares Outstanding                   12,471,608            27,330,168            5,790,234              254,630                29.86

NET ASSET VALUE
   PER SHARE ($)                          35.32                 34.29                33.99                35.14                35.30

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund




STATEMENT OF OPERATIONS

Year Ended October 31, 1999

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $1,209,894 foreign taxes withheld at source) 16,668,299

Interest                                                             1,719,128

TOTAL INCOME                                                        18,387,427

EXPENSES:

Investment advisory fee--Note 3(a)                                   9,477,813

Distribution fees--Note 3(b)                                         7,044,333

Shareholder servicing costs--Note 3(c)                               4,569,341

Registration fees                                                      286,852

Custodian fees                                                         206,929

Prospectus and shareholders' reports                                   129,798

Professional fees                                                       44,100

Director's fees and expenses--Note 3(d)                                 20,111

Loan commitment fees--Note 2                                             6,531

Miscellaneous                                                           25,405

TOTAL EXPENSES                                                      21,811,213

INVESTMENT (LOSS)                                                   (3,423,786)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and
  foreign currency transactions                                      5,049,950

Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                    174,229,391

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             179,279,341

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               175,855,555

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended October 31,
                                                    ----------------------------

                                                     1999               1998
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                             (3,423,786)            (344,980)

Net realized gain (loss) on investments         5,049,950            3,125,565

Net unrealized appreciation (depreciation)
   on investments                             174,229,391           89,010,488

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  175,855,555           91,791,073
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (683,131)             (66,213)

Class C shares                                   (19,085)                  --

Class R shares                                    (7,604)              (1,945)

Net realized gain on investments:

Class A shares                                  (709,920)             (44,142)

Class B shares                                (2,081,046)            (115,429)

Class C shares                                  (337,167)             (13,341)

Class R shares                                    (5,069)                (286)

TOTAL DIVIDENDS                               (3,843,022)            (241,356)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                694,002,621          250,413,601

Class B shares                                377,208,515          273,701,814

Class C shares                                124,098,920           57,703,537

Class R shares                                  9,058,035              641,385

Class T shares (a)                                  1,000                   --

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended October 31,
                                                   -----------------------------

                                                     1999                 1998
------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS (CONTINUED) ($):

Dividends reinvested:

Class A shares                                  1,193,132               97,249

Class B shares                                  1,556,997               91,390

Class C shares                                    191,269                6,189

Class R shares                                     12,664                2,229

Cost of shares redeemed:

Class A shares                              (488,435,413)        (192,901,445)

Class B shares                               (93,862,744)         (54,923,787)

Class C shares                               (26,901,140)         (13,924,103)

Class R shares                                (1,917,567)            (327,614)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                596,206,289           320,580,445

TOTAL INCREASE (DECREASE) IN NET ASSETS      768,218,822           412,130,162
------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           815,270,063          403,139,901

END OF PERIOD                               1,583,488,885          815,270,063

A FROM SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31,
1999.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                       Year Ended October 31,
                                                   -----------------------------

                                                     1999                1998
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (B)

Shares sold                                    20,389,735            8,646,917

Shares issued for dividends reinvested             37,543                3,838

Shares redeemed                              (14,325,635)          (6,703,661)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   6,101,643            1,947,094
-------------------------------------------------------------------------------

CLASS B (B)

Shares sold                                    11,528,347            9,520,449

Shares issued for dividends reinvested             50,129                3,675

Shares redeemed                               (2,846,158)          (1,937,478)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   8,732,318            7,586,646
-------------------------------------------------------------------------------

CLASS C

Shares sold                                     3,834,873            2,018,042

Shares issued for dividends reinvested              6,214                  251

Shares redeemed                                 (819,871)            (503,236)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   3,021,216            1,515,057
-------------------------------------------------------------------------------

CLASS R

Shares sold                                       271,115               22,298

Shares issued for dividends reinvested                402                   89

Shares redeemed                                  (57,925)             (11,471)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     213,592               10,916
-------------------------------------------------------------------------------

CLASS T (A)

SHARES SOLD                                         29.86                  --

(A) FROM SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) FOR THE PERIOD ENDED OCTOBER 31, 1999, 374,532 CLASS B SHARES REPRESENTING $12,438,263 WERE AUTOMATICALLY CONVERTED TO 364,726 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                          Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS A SHARES                                                   1999           1998           1997           1996          1995
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            29.95          24.46          19.89          16.41         14.03

Investment Operations:

Investment income--net                                            .09(a)         .09            .11            .13           .20

Net realized and unrealized gain (loss)
   on investments                                                5.49           5.43           4.69           3.50          2.39

Total from Investment Operations                                 5.58           5.52           4.80           3.63          2.59

Distributions:

Dividends from investment income--net                            (.10)          (.02)          (.15)          (.14)        .(.21)

Dividends from net realized gain on
   investments                                                   (.11)          (.01)          (.08)          (.01)           --

Total Distributions                                              (.21)          (.03)          (.23)          (.15)         (.21)

Net asset value, end of period                                  35.32          29.95          24.46          19.89         16.41
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                             18.70          22.56          24.39          22.24         18.77
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.18           1.20           1.19           1.25          1.22

Ratio of net investment income
   to average net assets                                          .27            .51            .66            .98          1.59

Decrease reflected in above expense ratios
   due to undertakings by the Manager                              --             --            .03            .12           .53

Portfolio Turnover Rate                                          2.42           5.33           1.20           1.24          1.16
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         440,513        190,800        108,188         42,098        18,822

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                         Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS B SHARES                                                   1999           1998           1997           1996          1995
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            29.20          24.01          19.58          16.22         13.89

Investment Operations:

Investment income (loss)--net                                    (.15)(a)       (.04)          (.04)(a)        .04           .12

Net realized and unrealized gain (loss)
   on investments                                                5.35           5.24           4.60           3.42          2.34

Total from Investment Operations                                 5.20           5.20           4.56           3.46          2.46

Distributions:

Dividends from investment income--net                              --             --           (.05)          (.09)         (.13)

Dividends from net realized gain on
   investments                                                  (.11)          (.01)           (.08)          (.01)           --

Total Distributions                                             (.11)          (.01)           (.13)          (.10)         (.13)

Net asset value, end of period                                 34.29          29.20           24.01          19.58         16.22
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                            17.87          21.66           23.47          21.29         17.88
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         1.92           1.95            2.00           2.00          1.98

Ratio of net investment income (loss)
   to average net assets                                        (.46)          (.24)           (.17)           .24           .84

Decrease reflected in above expense ratios
   due to undertakings by the Manager                             --             --             .03            .12           .46

Portfolio Turnover Rate                                         2.42           5.33            1.20           1.24          1.16
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                        937,195        543,079         264,375         74,833        32,555

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS C SHARES                                                   1999           1998           1997           1996       1995(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            28.95          23.80          19.51          16.22         15.56

Investment Operations:

Investment income (loss)--net                                    (.14)(b)       (.01)          (.06)(b)        .14          (.01)

Net realized and unrealized gain (loss)
   on investments                                                5.30           5.17           4.57           3.29           .67

Total from Investment Operations                                 5.16           5.16           4.51           3.43           .66

Distributions:

Dividends from investment income--net                            (.01)            --           (.14)          (.13)           --

Dividends from net realized gain on
   investments                                                   (.11)         (.01)           (.08)          (.01)           --

Total Distributions                                              (.12)         (.01)           (.22)          (.14)           --

Net asset value, end of period                                  33.99         28.95           23.80          19.51          16.22
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                             17.87         21.69           23.36          21.23           4.71(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.90          1.91            1.99           2.04           1.56(d)

Ratio of net investment income (loss)
   to average net assets                                         (.44)         (.21)           (.24)           .19          (.63)(d)

Decrease reflected in above expense ratios
   due to undertakings by the Manager                             --             --             .03            .11            .73(d)

Portfolio Turnover Rate                                          2.42          5.33            1.20           1.24           1.16
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         196,832        80,169          29,845          1,086             48

(A)  FROM JUNE 21, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1995.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                              Year Ended October 31,
                                       -----------------------------------------

CLASS R SHARES                                                       1999             1998             1997           1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                29.77            24.30            19.74            18.03

Investment Operations:

Investment income--net                                                .12(b)           .20              .22              .03

Net realized and unrealized gain (loss)
   on investments                                                    5.52             5.35             4.60             1.69

Total from Investment Operations                                     5.64             5.55             4.82             1.72

Distributions:

Dividends from investment income--net                                (.16)            (.07)            (.18)               --

Dividends from net realized gain on
   investments                                                       (.11)            (.01)            (.08)            (.01)

Total Distributions                                                  (.27)            (.08)            (.26)            (.01)

Net asset value, end of period                                      35.14            29.77            24.30            19.74
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                    19.03            22.89            24.71          9.51(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               .93              .93              .95           .75(c)

Ratio of net investment income
   to average net assets                                              .35              .78              .87           .48(c)

Decrease reflected in above expense ratios
   due to undertakings by the Manager                                  --               --              .04           .07(c)

Portfolio Turnover Rate                                              2.42             5.33             1.20          1.24
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                               8,948            1,222              732              155

(A)  FROM MARCH 4, 1996 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1996.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                  Year Ended

CLASS T SHARES                                           October 31, 1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  33.49

Investment Operations:

Investment income (loss)--net                                      (.02)(b)

Net realized and unrealized gain (loss) on investments                 1.83

Total from Investment Operations                                       1.81

Net asset value, end of period                                        35.30
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                    5.29(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              .13(c)

Ratio of net investment income to average net assets               (.06)(c)

Portfolio Turnover Rate                                                2.42
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                     1

(A) FROM SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Worldwide Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Financial Corporation.

On July 14, 1999, the Board of Directors approved the addition of Class T shares, which became effective September 30, 1999.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national
securities    market,    or    securities    for     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D)  DIVIDENDS  TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date.
Dividends    from    investment    income-net    and    dividends

from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended October 31, 1999, the fund increased accumulated undistributed investment income net by $274,407, accumulated net realized gain
(loss) on investments by $510,978 and decreased paid-in capital by $785,385. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus has agreed to pay Sarofim a monthly sub-investment advisory fee, computed at the following annual rates:

                                             ANNUAL FEE AS A PERCENTAGE OF

TOTAL NET ASSETS                               AVERAGE DAILY NET ASSETS

0 to $25 million. . . . . . . . . . . .                .11 of 1%

$25 million up to $75 million . . . . .                .18 of 1%

$75 million up to $200 million. . . . .                .22 of 1%

$200 million up to $300 million . . . .                .26 of 1%

In excess of $300 million . . . . . . .               .275 of 1%

Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, retained $34,349 during the period ended October 31, 1999 from commissions earned on sales of the fund's shares.

(B) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at the following annual rates: .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of Class T shares. During the period ended October 31, 1999, Class B and Class C shares were charged $5,887,960 and $1,156,373, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor, at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1999, Class A, Classs B and Class C shares were charged $802,301 $1,962,653 and $385,458, respectively, pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $750,586 pursuant to the transfer agency agreement.

(D) Each director who is not an "affiliated person," as defined in the Act receives from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(E) During the period ended October 31, 1999, the fund incurred total brokerage commissions of $682,903 of which $21,125 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1999, amounted to $637,751,842 and $29,471,540, respectively.

At October 31, 1999, accumulated net unrealized appreciation on investments was $320,921,600, consisting of $350,728,595 gross unrealized appreciation and $29,806,995 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Premier Worldwide Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Worldwide Growth Fund, Inc., including the statement of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Worldwide Growth Fund, Inc. at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York

December 8, 1999



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $.0218 per share as long-term capital gain distribution paid on December 7, 1998.

The Fund also designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 1999 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2000 of the percentage applicable to the preparation of their 1999 income tax returns.

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier Worldwide Growth Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Sub-Investment Adviser

                        Fayez Sarofim & Co.

                        Two Houston Center,

                        Suite 2907

                        Houston, TX 77010

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 1999 Dreyfus Service Corporation                              070/628AR9910